UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 15, 2005

Ault Incorporated

(Exact name of Registrant as specified in its charter)

Minnesota	0-12611	41-0842932
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7105 Northland Terrace
Minneapolis, MN 55428-1028		55428
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 592-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 20, 2005 the Company announced that it received a letter dated September 15, 2005 advising the Company that the Company’s securities are subject to delisting from the Nasdaq Stock Market under Rule 4310(c)(14) at the opening of business on September 26, 2005 because the Company has not filed its Form 10-K for the fiscal year ended May 29, 2005.  On September 19, 2005, the Company requested a hearing on the delisting pursuant to Rule 4805.  This request stays the delisting pending a decision by a Nasdaq Listing Qualifications Panel.  The Company expects to file its Form 10-K for the fiscal year ended May 29, 2005 in early October 2005.

Included with this Form 8-K on Exhibit 99.1 is the Company’s press release dated September 20, 2005 announcing receipt of the letter from Nasdaq and the Company’s response.

Item 9.01 Financial Statements and Exhibits.

99.1   Press Release dated September 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AULT INCORPORATED

	By:	/s/ William J. Birmingham
William J. Birmingham
Interim Chief Financial Officer

Dated: September 20, 2005